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                                                                    EXHIBIT 99.1



                      IN THE UNITED STATES BANKRUPTCY COURT
                        FOR THE SOUTHERN DISTRICT OF OHIO

------------------------------------
In Re                               )       Chapter 11
                                    )
Metatec, Inc.,                      )       Case No. 03-65902
                                    )
                      Debtor.       )       Judge John E. Hoffman, Jr.
------------------------------------)
                                    )       Entered November 13, 2003


         ORDER (A) AUTHORIZING THE DEBTOR TO PROCEED WITH A SALE OF ASSETS, (B) ESTABLISHING PROCEDURES TO BE EMPLOYED IN CONNECTION WITH THE SALE INCLUDING APPROVAL OF A BREAK-UP FEE AND EXPENSE REIMBURSEMENT, (C) APPROVING FORM AND MANNER OF NOTICE OF SALE, (D) SETTING SALE HEARING AND OBJECTION DEADLINES, AND (E) GRANTING RELATED RELIEF


         Upon consideration of Motion (the "Motion") of the Debtor for an Order
(a) authorizing the Debtor to proceed with a sale (the "Sale") of assets, (b) establishing procedures (the "Procedures") to be employed in connection with the Sale including approval of a break-up fee and expense reimbursement, (c) approving form and notice of the Sale, (d) setting dates for a sale hearing and deadlines for the filing of all objections to the Sale and all objections to the assumption by Debtor and assignment to the Successful Bidder of executory contracts and unexpired leases, including any objections to cure payments proposed to be paid in connection therewith, and (e) granting related relief(1);

         The Court having held a hearing on the Motion; and due and adequate notice of the Motion having been provided;

         IT IS HEREBY ORDERED THAT:

         1. The Motion is granted.

         2. The Debtor is authorized to proceed with the Sale of assets free and clear of liens and other interests and the assumption and assignment of executory contracts and unexpired leases as contemplated by the Sale Motion.

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(1)      Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Motion. In the event of any conflict between a term, condition or provision contained in the Motion and in this Order, this Order shall govern.

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         3. The Procedures, including the Buyer Protections and notice provisions as set forth herein and/or in the Bidding Procedures attached hereto as Exhibit A are hereby approved.

         4. On or before November 14, 2003, the Debtor shall (a) serve notice of this Order and the Bidding Procedures approved hereby, and Notice of the Sale Hearing to: (i) the Office of the United States Trustee, (ii) counsel for the Official Unsecured Creditors Committee (the "Committee"); (iii) counsel for the Buyer, (iv) all entities who have filed and served requests for notices in these cases, (v) all other parties-in-interest, (vi) all appropriate state and local taxing authorities which may be affected by the proposed sale, and (vii) all parties to the Seller's executory contracts and unexpired leases (or their counsel) excluding purchase orders between the Debtor and its customers and vendors; and (b) by no later than November 17, 2003, publish notice of the Bidding Procedures, the Sale and the Sale Hearing on the home page of the Debtor's internet web site (www.metatec.com) and in the national edition of the Wall Street Journal.

         5. Pursuant to Section 107(b)(1) of the Bankruptcy Code, the Debtor is entitled to protection of "trade secrets" and confidential "commercial information" contained in the Schedules that are exhibits to the MTI Purchase Agreement. Therefore, (i) Debtor, the Committee and the Buyer shall cooperate to reach an agreement to identify those Schedules, or portions thereof, that contain information that should be protected (the "Confidential Schedules"), provided, however, that if agreement is not timely reached, the Court will identify the Confidential Schedules, (ii) the Confidential Schedules shall be filed with the Court under seal, and (iii) the Debtor is not required to serve copies of the Confidential Schedules with the Sale Motion, the Notice of the Sale Hearing or otherwise, or to make the Confidential Schedules available to any person or entity without appropriate confidentiality arrangements, provided, however, that the Debtor shall make such information available to Competing Bidders subject to the protections set forth in the Bidding Procedures attached as Exhibit A.

         6. Any person or entity making a competing bid to acquire the assets of the Debtor shall deliver to the Debtor a Competing Purchase Agreement, Financial Evidence and the Deposit by delivering such items to the offices of the Debtor's attorneys no later than 5:00 p.m. Eastern Time on December 15, 2003.

         7. The Debtor is authorized to conduct a competitive bidding auction consistent with the Procedures approved hereby, at the offices of its attorneys, Baker & Hostetler LLP, Capital Square, Suite 2100, 65 East State Street, Columbus, Ohio 43215, starting at 10:00 a.m. Eastern Time on December 17, 2003 and to announce, after consultation with the Committee, a prevailing bid at the conclusion of such auction as the highest and best offer for the Debtor's assets.

         8. On or before November 25, 2003, the Debtor shall serve upon each non-debtor party (or to such party's counsel of record) to an executory contract and unexpired lease proposed to be assumed by the Debtor and assigned to the Buyer a notice (the "Cure Notice") (i) stating the amount proposed to be paid to such party to cure defaults that are required to be cured pursuant to section 365(b)(1)(A) of the Bankruptcy Code; (ii) stating

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the amount of any compensation or provisions for adequate assurance of prompt compensation for any actual pecuniary loss pursuant to section 365(b)(1)(B) of the Bankruptcy Code and (iii) providing adequate assurance of future performance pursuant to section 365(b)(1)(C) of the Bankruptcy Code. Simultaneously with serving the Cure Notice, the Debtor shall serve upon counsel for the Committee a spreadsheet setting forth the executory contracts and unexpired leases proposed to be assumed and assigned and the respective proposed cure amounts, as of the date of the Cure Notice, to be paid pursuant to the MTI Purchase Agreement.

         9. Objections to the Cure Notice shall be filed and served by hand delivery, first class mail, electronic mail or facsimile so as to be received by counsel for the Debtor, the Committee and the Buyer no later than 5:00 p.m. Eastern Time on December 8, 2003.

         10. Objections to the Sale Motion shall be filed and served so as to be received by counsel for the Debtor, the Committee and the Buyer no later than 5:00 p.m. Eastern Time on December 15, 2003.

         11. A hearing to approve the MTI Purchase Agreement or a Competing Purchase Agreement shall be held on December 18, 2003, at 10:00 a.m., Eastern Time at the United States Bankruptcy Court, 170 North High Street, Columbus, Ohio 43215.

         12. The Debtor, with the consent of the Committee, may adopt additional rules for bidding at the Auction that, in its business judgment, will better promote the goals of the bidding process and that are not inconsistent with any of the provisions of the sale procedures, the Bankruptcy Code or any order of the Bankruptcy Court entered in connection therewith.

         13. The Debtor, in consultation with the Committee, shall reserve the right under these Procedures to reject any Competing Bidder's offer which, in its judgment, is inadequate or insufficient or which is contrary to the best interests of the Debtor's estate, provided, however, that the Committee shall have the right to contest the Debtor's decision to reject an offer.

         14. Payment of the Buyer Protections is hereby approved in an aggregate amount of up to $350,000 comprising (a) Expense Reimbursement up to $250,000 and
(b) Break-up Fee in an amount equal to the difference between $350,000 and the amount of Expense Reimbursement paid to Buyer for the reasons set forth in the Motion and upon the record of the hearing on the Motion. The Court finds that
(a) the Buyer Protections approved herein are appropriate to compensate the Buyer for acting as the "stalking horse" and devoting substantial time and resources to conducting due diligence, negotiating the MTI Purchase Agreement and foregoing other opportunities and uses of its resources; (b) the Buyer Protections approved herein were a substantial inducement to obtaining the Buyer's commitment to proceed under the MTI Purchase Agreement, provide the Postpetition Financing and proceed with due diligence and the negotiation and preparation of definitive documentation to complete the contemplated sale, and
(c)
without Debtor's agreement to seek approval of the Buyer Protections approved herein, the Buyer would not have proceeded.

         15. Copies of the Motion may be obtained from the Office of the Clerk, United States Bankruptcy Court, 170 North High Street, Columbus, Ohio 43215 or by making a written request to counsel to the Debtor and providing Debtor's counsel with an electronic mail address for the delivery of such copies.

         16. The Debtor is authorized and empowered to take or perform such actions and expend such funds as may be necessary to effectuate the terms of this Order.



Dated: Columbus, Ohio
November 12, 2003
                                           /s/ John E. Hoffman, Jr.
                                           ------------------------------------
                                           John E. Hoffman, Jr.
                                           United States Bankruptcy Judge

Prepared by:

BAKER & HOSTETLER LLP



By: /s/ Otto Beatty III
    --------------------------------
    Henry P. Montgomery IV (0030510)
    Otto Beatty III (0062803)
    Sherri Lazear (0030546)
    Capitol Square, Suite 2100
    65 East State Street
    Columbus, Ohio  43215-4260
    Phone: (614) 228-1541
    Fax: (614) 262-2616

          and

    Jeffrey Baddeley (0013900)
    Kelly S. Burgan (0073649)
    3200 National City Center
    1900 East Ninth Street
    Cleveland, Ohio  44114
    Phone: (216) 621-0200
    Fax: (216) 696-0740

Proposed Attorneys for the Debtor and Debtor-in-Possession


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SQUIRE, SANDERS & DEMPSEY LLP


By: /s/ Tim J. Robinson
   -----------------------------
   Tim J. Robinson (0046668)
   312 Walnut Street, Suite 3500
   Cincinnati, Ohio  45202-4036
   Phone: (513) 361-1200
   Fax: (513) 361-1201

Proposed Counsel for Official Committee of Unsecured Creditors


VORYS SATER SEYMOUR AND PEASE, LLP


By: /s/ Reginald W. Jackson
   -------------------------------------------------
      Reginald W. Jackson (0022885)
      52 East Gay Street
      Columbus, Ohio  43215
      Phone: (614) 464-5621
      Fax: (614) 719-4778

Attorneys for ComVest Investment Partners II LLC and MTI Acquisition Corp.

BAILEY CAVALIERI LLC


By: /s/ Nick V. Cavalieri
   -------------------------------------------------
   Nick V. Cavalieri (0013097)
   Timothy B. McGranor (0072365)
   10 West Broad Street, Suite 2100
   Columbus, Ohio  43215
   Phone: (614) 221-3155
   Fax: (614) 221-0479

Attorneys for Wells Fargo Bank Minnesota, N.A.
as Trustee for the Registered Holders of Salomon
Brothers Mortgage Securities VII, Inc., Commercial
Mortgage Pass-Through Certificate Series 2000-C2 acting by and through Orix Capital Markets LLC, its Special Servicer



OFFICE OF THE UNITED STATES TRUSTEE


By: /s/ MaryAnne Wilsbacher
   ---------------------------------------
   MaryAnne Wilsbacher
   170 North High Street, Suite 200
   Columbus, Ohio 43215
   Phone: (614) 469-7446
   Fax: (614) 469-7448

Attorney for the U.S. Trustee

                                    EXHIBIT A

BIDDING PROCEDURES(2)

         Set forth below are the bidding procedures (the "Bidding Procedures") to be employed with respect to the Asset Purchase Agreement, dated as of October 16, 2003 (the "MTI Purchase Agreement") between Metatec, Inc. ("Seller") and MTI Acquisition Corp. (the "Buyer") concerning the sale of the assets of Seller (the "Assets"). The sale of the Assets under the MTI Purchase Agreement (the "Sale") is subject to competitive bidding as set forth herein and approval by the Bankruptcy Court pursuant to Sections 363 and 365 of the Bankruptcy Code. On October 17, 2003, the Seller filed (a) a motion with the Bankruptcy Court seeking approval of the Bidding Procedures and certain other matters and (b) a motion with the Bankruptcy Court seeking approval of the Sale (the "Sale Motion"). On November 13, 2003, the Bankruptcy Court approved the Bidding Procedures and set a hearing to approve the Sale (the "Sale Hearing"). A copy of the MTI Purchase Agreement is attached to the Sale Motion.

                                The Sale Hearing

         At the Sale Hearing, Seller will seek entry of an order, inter alia, authorizing and approving the Sale (i) if no Qualifying Competing Bid (as hereafter defined) is received, to Buyer pursuant to the terms and conditions set forth in the MTI Purchase Agreement, or (ii) if a Qualifying Competing Bid is received by Seller, to Buyer or the bidder submitting such Qualifying Competing Bid as Seller, in the exercise of its business judgment after consultation with the Official Committee of Unsecured Creditors (the "Committee"), may determine to have made the highest and best offer to purchase the Assets, consistent with the Bidding Procedures (the "Successful Bidder"). The Sale Hearing may be adjourned or rescheduled without notice other than by an announcement of the adjourned date at the Sale Hearing.

                             Determination of Seller

         Seller, after consulting with the Committee, shall (i) determine whether any person, other than Buyer, has submitted a Qualifying Competing Bid,
(ii) coordinate the efforts of bidders submitting Qualifying Competing Bids in conducting their respective due diligence investigations regarding Seller and the Assets generally, and (iii) negotiate with bidders submitting Qualifying Competing Bids.

                           Participation Requirements

         Any person or entity wishing to make a competing bid to acquire the Assets (a "Competing Bidder") will be required to deliver to the Seller by the Bid Deadline (defined below): (A) an executed copy of the MTI Purchase Agreement revised to show the competing bidder as the Buyer and a cash purchase price that exceeds the Purchase Price in the MTI Purchase Agreement by $800,000 (the "Initial Competing Bid") and not be subject to any

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(2)      Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the MTI Purchase Agreement.

contingency for due diligence or otherwise and be no more burdensome to the Debtors in any manner than the MTI Purchase Agreement (as so revised, the "Competing Asset Purchase Agreement"); (B) evidence satisfactory to the Debtor and the Committee of the Competing Bidder's financial ability to close a transaction under the Competing Asset Purchase Agreement without delay ("Financial Evidence"); (C) a cashier's check made payable to Metatec, Inc. in an amount equal to no less than $500,000 (the "Deposit")(3); (D) a written agreement of the Competing Bidder to keep its final and highest bid open pending a closing of a sale to an entity other than the Competing Bidder (the "Back-up Bid"); (E) to the extent not previously provided, an executed confidentiality agreement in form and substance satisfactory to Seller and the Committee; and
(F) current audited financial statements of the bidder or other evidence satisfactory to the Seller and the Committee and their respective advisors, of the Competing Bidder's financial ability to consummate a transaction under the Competing Asset Purchase Agreement without delay, provided, however, that if the bidder is an entity formed for the purpose of acquiring the Assets of Seller, current audited financial statements or other evidence satisfactory to the Seller and the Committee and their respective advisors of the equity holder(s) of the bidder who shall guarantee the obligations of the bidder or such other form of financial disclosure and credit-quality support or enhancement acceptable to Seller, the Committee and their respective advisors.

         A bid from a bidder that delivers the documents described in (A) through (F) above, whose financial information and credit quality support or enhancement demonstrate the financial capability of the bidder to consummate the Sale, and that Seller in consultation with the Committee determines is reasonably likely (based on availability of financing, experience and other considerations) to be able to consummate the Sale if selected as the Successful Bidder, will be deemed to be a "Qualifying Competing Bid."

         Seller shall notify each bidder whether the bidder's bid is a Qualifying Competing Bid no later than one (1) business day after the receipt of the bid. Seller will reserve the right under these Bidding Procedures to reject any Competing Bidder's offer which, in its judgment after consultation with the Committee, is inadequate or insufficient or which is contrary to the best interests of the Seller's bankruptcy estate.

                                  Due Diligence

         To obtain due diligence access or additional information from Seller, a prospective bidder must first advise Seller in writing of its preliminary (non-binding) proposal regarding (i) the assets sought to be acquired, (ii) the price proposed to be paid, (iii) the structure and financing of the transaction,
(iv) any additional conditions to closing that it may with to impose, and (v) the nature and extent of additional due diligence it may wish to conduct. If, based on the preliminary proposal and such additional factors as Seller determines are relevant, Seller, in its business judgment after consultation with the Committee, determines that the preliminary proposal is reasonably likely to result in a bona fide and serious higher and better

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3        The Deposit will be either (a) credited toward the purchase price if a sale is completed with the Competing Bidder making such Deposit, (b) forfeited by such Competing Bidder if a sale to such Competing Bidder is not completed for reasons attributable to the fault of the Competing Bidder, or (c) returned to such Competing Bidder if a sale is completed with another Competing Bidder or the Buyer.

offer for the Assets to be acquired by Buyer, Seller shall afford the bidder due diligence access to Seller, provided, however, that any such bidder that is a competitor of Seller or is in a position to become a competitor of Seller will be provided with certain customer and supplier information initially on an anonymous basis to maintain the confidentiality and avoid disclosure to business competitors of Seller's trade secrets, confidential and proprietary customer and supplier information, pricing information, and marketing, sales and other business strategies, the dissemination of which could compromise the value of the Assets. Such bidders will be provided with full disclosure of customer and supplier identities only upon a determination of Seller, after consultation with the Committee and advance notice to Buyer, that such bidder is a serious, bona-fide bidder prepared to submit a Qualifying Competing Bid.

         Seller will designate an employee or other representative to coordinate all reasonable requests for additional information and due diligence access from such bidders. Any additional due diligence shall not continue after the Bid Deadline (as defined herein). If any such bidder receives information not heretofore given to Buyer, Seller shall forthwith provide Buyer with such information.

                        Cure Amounts and Cure Provisions

         On or before November 25, 2003, Seller will deliver to each non-debtor party to an executory contract or unexpired lease (or its counsel) and to parties (or their counsel) that have requested notice, that the Seller intends to assume and assign to the Buyer or a Competing Bidder at the Sale Hearing pursuant to section 365 of the Bankruptcy Code, a notice of such intent (i) stating the amount proposed to be paid to such party to cure defaults that are required to be cured pursuant to section 365(b)(1)(A) of the Bankruptcy Code;
(ii) stating the amount of any compensation or provisions for adequate assurance of prompt compensation for any actual pecuniary loss pursuant to section 365(b)(1)(B) of the Bankruptcy Code and (iii) providing adequate assurance of future performance pursuant to section 365(b)(1)(C) of the Bankruptcy Code

                                  Bid Deadline

         A Competing Bidder that desires to make a bid shall deliver the information and documents required pursuant to Qualifying Competing Bid requirements set forth above to (i) Metatec, Inc., 7001 Metatec Boulevard, Dublin, Ohio 43017 (Attention: Christopher A. Munro); (ii) Baker & Hostetler LLP, Capitol Square, Suite 2100, 65 East State Street, Columbus, Ohio 43215 (Attention: Henry P. Montgomery IV, Esq.); and (iii) Squire, Sanders & Dempsey LLP, 312 Walnut Street, Suite 3500, Cincinnati, Ohio 45202 (Attention: Tim J. Robinson, Esq.), not later than 5:00 pm on December 15, 2003 (the "Bid Deadline").

                                     Auction

         Prior to the Auction (as defined below), Seller shall notify the Committee, the Buyer and all bidders submitting a Qualifying Competing Bid of Seller's determination of the highest and best offer. Each Qualifying Competing Bidder must inform the Debtor whether it intends to participate in the Auction. Only Qualifying Competing Bidders who appear in person will be eligible to participate in the Auction.

         If Seller receives Qualifying Competing Bids, Seller will conduct an auction (the "Auction") with respect to the Assets. The Auction shall take place at 10:00 a.m. Eastern Time on December 17, 2003, one day before the Sale Hearing, at Baker & Hostetler LLP, Capitol Square, Suite 2100, 65 East State Street, Columbus, Ohio 43215. At the Auction, if the Buyer or a bidder that submitted a Qualifying Competing Bid elects to submit a subsequent competing bid after a Qualifying Competing Bid has been accepted (a "Subsequent Competing Bid"), such Subsequent Competing Bid must be in an amount that exceeds the Initial Competing Bid by not less than $250,000. The Buyer will have the right in any Subsequent Competing Bid to credit bid up to the amount of its claim owing under the Prepetition Credit Agreement pursuant to Section 363(k) of the Bankruptcy Code and (b) the Buyer will also keep its final and highest bid open pending a closing of a sale to a Competing Bidder.

         The Debtor, with the consent of the Committee, may adopt additional rules for bidding at the Auction that, in its business judgment, will better promote the goals of the bidding process and that are not inconsistent with any of the provisions of the sale procedures, the Bankruptcy Code or any order of the Bankruptcy Court entered in connection therewith.

         Immediately prior to the conclusion of the Auction, Seller, in consultation with its financial advisor and the Committee, shall (i) review each Qualifying Competing Bid on the basis of financial and contractual terms and the factors relevant to the sale process, including those factors affecting the speed and certainty of consummating the Sale and (ii) identify the highest and best offer for the Assets of Seller at the Auction (the "Successful Bid") and notify all bidders at the Auction prior to its adjournment of the name or names of the maker of the Successful Bid, and the amount and other terms of the Successful Bid. The Successful Bidder must complete and execute all agreements or other documents with the Debtor evidencing and containing the terms and conditions which the Successful Bid was made.

         At the Sale Hearing, Seller shall present the Successful Bid to the Bankruptcy Court for approval.